Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Black Knight, Inc.

Address of Joint Filer:	601 Riverside Avenue
Jacksonville, FL 32204

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Dun & Bradstreet Holdings, Inc. [DNB]

Date of Event Requiring Statement
(Month/Day/Year):	July 1, 2020

Designated Filer:	Black Knight, Inc.

Signature:

Black Knight, Inc.

By:	/s/ Colleen E. Haley
Name: Colleen E. Haley
Title: Senior Vice President and Corporate Secretary

Dated:  July 14, 2020

Name of Joint Filer:	Black Knight Financial Services, Inc.

Address of Joint Filer:	c/o Black Knight, Inc.
601 Riverside Avenue
Jacksonville, FL 32204

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Dun & Bradstreet Holdings, Inc. [DNB]

Date of Event Requiring Statement
(Month/Day/Year):	July 1, 2020

Designated Filer:	Black Knight, Inc.

Signature:

Black Knight Financial Services, Inc.

By:	/s/ Colleen E. Haley
Name: Colleen E. Haley
Title: Senior Vice President and Corporate Secretary

Dated:  July 14, 2020

Name of Joint Filer:	Black Knight Financial Services, LLC

Address of Joint Filer:	c/o Black Knight, Inc.
601 Riverside Avenue
Jacksonville, FL 32204

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Dun & Bradstreet Holdings, Inc. [DNB]

Date of Event Requiring Statement
(Month/Day/Year):	July 1, 2020

Designated Filer:	Black Knight, Inc.

Signature:

Black Knight Financial Services, LLC

By:	/s/ Colleen E. Haley
Name: Colleen E. Haley
Title: Senior Vice President and Corporate Secretary

Dated:  July 14, 2020

Name of Joint Filer:	Black Knight InfoServ, LLC

Address of Joint Filer:	c/o Black Knight, Inc.
601 Riverside Avenue
Jacksonville, FL 32204

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Dun & Bradstreet Holdings, Inc. [DNB]

Date of Event Requiring Statement
(Month/Day/Year):	July 1, 2020

Designated Filer:	Black Knight, Inc.

Signature:

Black Knight InfoServ, LLC

By:	/s/ Colleen E. Haley
Name: Colleen E. Haley
Title: Senior Vice President and Corporate Secretary

Dated:  July 14, 2020